United States
                       Securities And Exchange Commission

                             Washington, D.C. 20549

                               ------------------

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

                          Date of Report: July 8, 2004

                           Golden Hand Resources, Inc.
             (Exact name of registrant as specified in its charter)

          Washington                     333-61610                91206105
(State or other jurisdiction of      (Commission file        (I.R.S. Employer
incorporation or organization)            number)           Identification No.)


                              36 Derech Bait Lechem
                                Jerusalem, Israel
                                 011-972-6737445
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


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ITEM 5. OTHER INFORMATION


RESEARCH AND LICENSE AGREEMENT

On July 8, 2004, we entered into a Research and License Agreement ("Agreeement" or "Research and License Agreement") with Ramot at Tel Aviv University Ltd., a company formed under the laws of Israel. Ramot is the technology licensing company of Tel Aviv University Ltd., having a place of business at Tel Aviv University in Ramat-Aviv, Tel Aviv 61392, Israel. Under the terms of this Agreement, Ramot granted to us an exclusive license to (a) certain stem cell technology developed at the Felsenstein Medical Research Center of Tel Aviv University and related patent applications, (b) the results of further research to be performed at Tel Aviv University relating to this technology under the supervision of Professor Eldad Melamed and Dr. Daniel Offen, the lead inventors, and (c) intellectual property developed by Prof. Melamed or Dr. Offen in the performance of consulting services for us.

The term of this Agreement, unless earlier terminated as provided in the Agreement, will continue in full force and effect on a product-by-product and country-by-country basis until the expiration of all payment obligations pursuant to the Agreement. Ramot may terminate the Research and License Agreement if: (a) we fail to reach certain development milestones as set out in the Research and License Agreement; (b) we do not raise at least $750,000 of investment capital within six months from the date of execution of the Research and License Agreement; or (c) we otherwise materially breach the agreement.

According to the terms of the Research and License Agreement, we agreed to fund further research relating to the licensed technology in an amount of $570,000 per year for an initial period of two years, and for an additional two-year period if certain research milestones are met.

In consideration for the license, we agreed to pay Ramot:

      -     an up front license fee payment of $100,000;

      - an amount equal to 5% of all Net Sales of Products as those terms are defined in the Research and License Agreement ; and

      - an amount equal to all 30% of all Sublicense Receipts as such term is defined in the Research and License Agreement.


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In addition, we agreed to issue to Ramot or its designees, upon the completion of an investment in our company from investors of an aggregate of $750,000, warrants to purchase a number of shares of our common stock equal to 29% of our issued and outstanding shares immediately following such investment. Such warrants shall be exercisable for a period of ten years beginning on the first anniversary of the Research and License Agreement at an exercise price of $0.01 per share. The other terms of the warrants shall be negotiated by the parties in good faith and shall include among other things: (i) provisions for cashless exercise; (ii) provisions requiring us to register the shares underlying the warrants (whether by demand, piggy back registration or otherwise) by no later than twenty-one (21) months following the execution of the Research and License Agreement with the effectiveness of such registration being maintained for the full term of the warrants; and (iii) provisions requiring us to indemnify the warrant holders for misstatements in our filings, if any, and to obtain insurance policies to cover these indemnification obligations.

Simultaneously with the execution of the Research and License Agreement with Ramot, we entered into individual consulting agreements with Professor Melamed and Professor Ofen. We have agreed to pay each of Prof. Melamed and Dr. Ofen during the consulting term, which shall be equal to the term of our Research and License Agreement with Ramot, a fee of $72,000 (seventy-two thousand U.S. Dollars) per annum. In addition, we agreed to issue each of Prof. Melamed and Dr. Offen, upon the completion of an investment in our company of an aggregate of $750,000 by investors, warrants to purchase a number of shares of our common stock equal to 3% of our issued and outstanding shares immediately following such investment on the same terms as the warrants to be issued to Ramot, or its designees. According to each of the consulting agreements, all intellectual property developed by Prof. Melamed or Dr. Offen in the performance of services under the consulting agreement will be owned by Ramot and licensed to us under the Research and License Agreement.

The foregoing descriptions of the Research and License Agreement and the consulting agreements with Prof. Melamed and Dr. Offen are qualified in their entirety by reference to these agreements, copies of which have been filed as Exhibits to this Current Report on Form 8-K.


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INTELLECTUAL PROPERTY

We do not own any patents or patent applications. Our exclusive license from Ramot includes a license under a PCT application (and the Israeli patent filed in November 2002 from which it claims priority) relating to methods, nucleic acid constructs and cells for treating neurodegenerative disorders and to foreign counterparts which may be filed in the future.

PLAN OF OPERATION

The Research and License Agreement with Ramot grants us a license under certain stem cell technology developed by Professor Eldad Melamed (MD), Dr. Daniel Offen
(PhD) and Yossef Levy (MSc) at the Felsenstein Medical Research Center of Tel Aviv University, and provides us with a license to the results of research relating to such technology conducted and to be funded by us in accordance with a defined research plan and budget. It is intended that Prof. Melamed's and Dr. Offen's team would continue the research of applications of adult stem cell transplantation for neurodegenerative diseases with an initial focus on treatment for Parkinson's Disease. We believe, although we cannot provide assurances, that this technology has the potential to provide an alternative to current therapies for a number of unmet medical needs in large markets.

Parkinson's disease (PD) is a chronic, progressive neurodegenerative disorder, affecting certain nerve cells in the brain that produce dopamine. Dopamine is a chemical messenger (neurotransmitter) in a part of the brain that directs and controls movement. In PD, these dopamine-producing nerve cells break down, causing dopamine levels to drop and brain signals that direct movement to become abnormal. The cause of the disease is unknown.

The classic symptoms of Parkinson's disease are shaking (tremor), stiff muscles (rigidity) and slow movement. A person with fully developed PD may also have a stooped posture, a blank stare or fixed facial expression, speech problems and difficulties with balance or walking.

Our approach is intended to focus on the processing of human mesenchymal stem cells, present in adult marrow, which are capable of self-renewal, as well as differentiation into many mesenchymal-derived tissues. Our aim is to "repair" damaged cells and diseased tissue by augmentation with healthy cells provided by stem cell transplants.

COMPETITION

Several other companies or groups are known to be working in the stem cell area, with a view to addressing PD and other neurodegenerative diseases. Our competitors are companies which have longer operating histories, and have substantially greater financial, development and marketing resources than we do.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. We are currently not aware of nor do we have any knowledge of any such legal proceedings or claims that we believe will have, individually or in the aggregate, a material adverse affect on our business, financial condition or operating results.

EMPLOYEES

As of July 7, 2004, we currently only have two executive officers, Ms. Arbel and Mr. Frankenberger, and no day to day employees. We are currently managed by Ms. Irit Arbel our President. We currently use consultants, attorneys and accountants as necessary. As we progress in our relationship with Ramot, we may engage additional employees, researchers and/or scientific directors.

Facilities

Our address is 36 Derech Bait Lechem, Jerusalem, Israel. We are provided with such space at no charge from one of our current shareholders. We intend to lease new office space in the United States and/or in Israel in the near future.

Recent Activities

In addition to the signing of the Research and License Agreement, we have recently completed a private placement for the sale of 10,210,000 shares of our common stock in consideration for the amount of $102,100. Such shares were sold pursuant to Regulation D, Rule 506 and/or Section 4(2) of the Securities Act.

RISK FACTORS

This investment has a high degree of risk. Before you invest you should carefully consider the risks and uncertainties described below and the other information in this prospectus. If any of the following risks actually occur, our business, operating results and financial condition could be harmed and the value of our stock could go down. This means you could lose all or a part of your investment.

OUR COMPANY HAS A HISTORY OF LOSSES AND EXPECT TO INCUR LOSSES FOR THE FORESEEABLE FUTURE.

We are start up company. As a result, our business model is still in an evolving stage. At March 31, 2004, we had $4,759 in total current assets and $47,667 in current liabilities. Revenues were $0 for the year ended March 31, 2004 compared with $82,889 for the same period last year. Since we have only recently commenced operations in the stem cell research arena, we do not have the benefit of the many years of experience that some other companies have and can use to modify their business plans and optimize their business strategies. In addition, as we are a development stage company, we do not expect to generate revenues in the near future.


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OUR BUSINESS IN THE FORESEEABLE FUTURE WILL BE BASED ON TECHNOLOGY LICENSED FROM
RAMOT AND IF THIS LICENSE WERE TO BE TERMINATED FOR ANY REASON, INCLUDING
FAILURE TO PAY THE REQUIRED RESEARCH FUNDING OR ROYALTIES, OUR RESULTS OF OPERATIONS MAY BE SEVERELY IMPACTED AND WE MAY BE FORCED TO CEASE OUR
OPERATIONS.

Within 45 days of the effectiveness of the Research and License Agreement, and up front license fee payment of $100,000 and an amount equal to 5% of all our net sales. Additionally, Ramot is entitled to terminate the Research and License Agreement in the event that we do not raise at least $750,000 of investment capital within six months from the date of execution of the Research and License Agreement. We also agreed to fund further research relating to the licensed technology in an amount of $570,000 per year for an initial period of two years, and for an additional two-year period if certain research milestones are met. If we breach the agreement and Ramot elects to terminate our license we may be forced to cease operations or explore the development of a new business.

IN ORDER TO EXECUTE OUR BUSINESS PLAN, WE WILL NEED TO RAISE ADDITIONAL CAPITAL. IF WE ARE UNABLE TO RAISE ADDITIONAL CAPITAL, WE WILL NOT BE ABLE TO ACHIEVE OUR BUSINESS PLAN AND YOU COULD LOSE YOUR INVESTMENT.

We need to raise additional funds through public or private debt or equity financings to fully execute our business plan. Any additional capital raised through the sale of equity may dilute your ownership interest. We may not be able to raise additional funds on favorable terms, or at all. If we are unable to obtain additional funds, we will be unable to execute our business plan and you could lose your investment.

WE DEPEND UPON KEY PERSONNEL, NEED ADDITIONAL PERSONNEL AND IF WE ARE UNABLE TO MAINTAIN OUR CURRENT PERSONNEL OR OBTAIN NEW PERSONNEL OUR RESULTS OF OPERATIONS WILL BE NEGATIVELY IMPACTED

Our success depends on services of our consultants, Prof. Melamed and Dr. Offen. The loss of either of these individuals could have a material and adverse effect on our business operations. Additionally, the success of our company will largely depend upon our ability to successfully attract and maintain competent and qualified key management and scientific personnel. As with any startup company, there can be no guaranty that we will be able to attract such individuals or that the presence of such individuals will necessarily translate into profitability for our company. Our inability to attract and retain key personnel may materially and adversely affect our business operations.


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ENTRY INTO CLINICAL TRIALS WITH ONE OR MORE PRODUCT CANDIDATES MAY NOT RESULT IN
ANY COMMERCIALLY VIABLE PRODUCTS.

We may never generate revenues from product sales because of a variety of risks inherent in our business, including the following risks:

o clinical trials may not demonstrate the safety and efficacy of proposed product candidates;

o completion of clinical trials may be delayed, or costs of clinical trials may exceed anticipated amounts;

o we may not be able to obtain regulatory approval of our products, or may experience delays in obtaining such approvals;

o others may have proprietary rights which prevent us from marketing our products; and


WE HAVE A LIMITED OPERATING HISTORY WHICH WILL LIMIT YOUR ABILITY TO EVALUATE OUR OPERATIONS AND PROSPECTS.

We were incorporated under the laws of the State of Washington on September 22, 2000, but only recently changed our business model to focus on stem cell research in connection with the signing of the Research and License Agreement with Ramot. Due to our limited operating history in the stem cell research arena, our ability to operate successfully is materially uncertain and our operations are subject to all risks inherent in a developing business enterprise. We have a limited operating history upon which you may evaluate our operations and prospects. Our limited operating history makes it difficult to evaluate our stem cell technology and research, as well as commercial viability, and market acceptance of our potential products. Our potential success must be evaluated in light of the problems, expenses and difficulties frequently encountered by new businesses in general and bio-technology businesses specifically. Our stem cell technology is in its early development stages. It is a new approach that has never proven to work in human testing.

OUR BUSINESS MODEL IS NOT PROVEN AND MAY NOT RESULT IN THE GENERATION OF A NET PROFIT OR REVENUES

To date, we have not generated revenue nor have we produced marketable products from our relationship with Ramot. Although we believe there will be a demand for the products we intend to develop, there can be no assurance that the medical community and/or its patients will accept our products. There can be no assurance that the implementation of our overall business plan developed by management will result in sales or, that if it does result in sales, that such sales will necessarily translate into profitability. If we do not reach a profitable status, we may be forced to cease doing business.

OUR ABILITY TO COMMERCIALIZE THE PRODUCTS WE INTEND TO DEVELOP WILL DEPEND UPON OUR ABILITY TO PROVE THE EFFICACY AND SAFETY OF THESE PRODUCTS ACCORDING TO GOVERNMENT REGULATIONS

Our present and proposed activities are subject to extensive and rigorous regulation by governmental authorities in the United States and other countries. To clinically test, produce and market our proposed future products for human use, we must satisfy mandatory procedural and safety and efficacy requirements established by the FDA and comparable state and foreign regulatory agencies. Typically, such rules require that products be approved by the government agency as safe and effective for their intended use prior to being marketed. The approval process is expensive, time consuming and subject to unanticipated delays. Our product candidates may not be approved. In addition, our product approvals could be withdrawn for failure to comply with regulatory standards or due to unforeseen problems after the product's marketing approval.

Testing is necessary to determine safety and efficacy before a submission may be filed with the FDA to obtain authorization to market regulated products. In addition, the FDA imposes various requirements on manufacturers and sellers of products under its jurisdiction, such as labeling, Good Manufacturing Practices, record keeping and reporting requirements. The FDA also may require post-marketing testing and surveillance programs to monitor a product's effects. Furthermore, changes in existing regulations or the adoption of new regulations could prevent us from obtaining, or affect the timing of, future regulatory approvals or could negatively affect the marketing of our existing products.

We will not be able to commercialize our products as planned and our operating results will be hurt if any of the following occur:

      o     the regulatory agencies find our testing protocols to be inadequate;

      o the appropriate authorizations are not granted on a timely basis, or at all;

      o the process to obtain authorization takes longer than expected or we have insufficient funds to pursue such approvals;

      o     we lose previously-received authorizations; or

      o     we do not comply with regulatory requirements.


Medical and biopharmaceutical research and development involves the controlled use of hazardous materials, such as radioactive compounds and chemical solvents. We are subject to federal, state and local laws and regulations governing the use, manufacture, storage, handling and disposal of such materials and waste products. In addition, we handle and dispose of human tissue. Although we believe that our safety procedures for handling these materials are adequate, if accidental contamination or injury were to occur, we could be liable for damages.

IF RAMOT IS UNABLE TO OBTAIN PATENTS ON THE PATENT APPLICATIONS AND TECHNOLOGY EXCLUSIVELY LICENSED TO US OR IF PATENTS ARE OBTAINED BUT DO NOT PROVIDE MEANINGFUL PROTECTION, WE MAY NOT BE ABLE TO SUCCESSFULLY MARKET OUR PROPOSED PRODUCTS.

We rely upon the patent application as filed by Ramot with the Israeli Patent Office and the license granted to us by Ramot under the Research and License Agreement. We have agreed with Ramot in the Research and License Agreement to seek comprehensive patent protection for all inventions licensed to us under the Research and License Agreement. However, we cannot be sure that any patents will be issued to Ramot as a result of its domestic or future foreign patent applications or that any issued patents will withstand challenges by others.

We also rely upon unpatented proprietary technology, know-how and trade secrets and seek to protect them through confidentiality agreements with employees, consultants and advisors. If these confidentiality agreements are breached, we may not have adequate remedies for the breach. In addition, others may independently develop or otherwise acquire substantially the same proprietary technology as our technology and trade secrets.

WE HAVE ENGAGED A NUMBER OF ACADEMIC CONSULTANTS AND, AS A RESULT, WE MAY NOT BE ABLE TO PROTECT THE CONFIDENTIALITY OF OUR TECHNOLOGY, WHICH, IF DISSEMINATED, COULD NEGATIVELY IMPACT OUR RESULTS OF OPERATIONS

We have relationships with a number of academic consultants who are not employed by us. Accordingly, we have limited control over their activities and can expect only limited amounts of their time to be dedicated to our activities. These persons may have consulting, employment or advisory arrangements with other entities that may conflict with or compete with their obligations to us. Our consultants typically sign agreements that provide for confidentiality of our proprietary information and results of studies. However, in connection with every relationship, we may not be able to maintain the confidentiality of our technology, the dissemination of which could hurt our competitive position and results of operations. To the extent that our scientific consultants develop inventions or processes independently that may be applicable to our proposed products, disputes may arise as to the ownership of the proprietary rights to such information, and we may not win those disputes.

COMPETITION IN OUR INDUSTRY MAY NEGATIVELY IMPACT OUR RESULTS FROM OPERATIONS

There are companies within the medical community that are researching procedures and medication to cure or slow the effects of Parkinson's Disease. These companies are developing traditional chemical compounds, new biological drugs, cloned human proteins and other treatments which are likely to impact the markets which we intend to target.

In addition to the foregoing, we face the threat that large and established companies in the medical industry may enter the market at any time. These companies may consist of substantially larger companies with greater financial, technical, engineering, personnel and marketing resources, longer operating histories, greater name recognition and larger customer bases than we will have. We also may compete with smaller, emerging companies. These companies may have larger, more established customer bases and other competitive advantages. Competition from existing or new competitors could substantially reduce our revenues or cause us to cease our operations in this field.

YOU MAY EXPERIENCE DIFFICULTIES IN ATTEMPTING TO ENFORCE LIABILITIES BASED UPON U.S. FEDERAL SECURITIES LAWS AGAINST US AND OUR NON-U.S. RESIDENT DIRECTORS AND OFFICERS.

      Our operations are located in Israel and our principal assets are located outside the United States. Our President and one of our directors is a foreign citizen and does not reside in the United States. It may be difficult for courts in the United States to obtain jurisdiction over these foreign assets or persons and as a result, it may be difficult or impossible for you to enforce judgments rendered against us, them or our or their directors or executive officers in United States courts. In addition, the courts in the countries in which we and our subsidiaries are organized or where we and our subsidiaries assets are located may not permit lawsuits of the enforcement of judgments arising out of the United States and state securities or similar laws. Thus, should any situation arise in the future in which you have a cause of action against these persons or entities, you are at greater risk in investing in our company rather than a domestic company because of greater potential difficulties in bring lawsuits or, if successful, collecting judgments against these persons or entities as opposed to domestic persons or entities.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

10.1  Research and License Agreement between the Company and Ramot

10.2  Consulting Agreement between the Company and Professor Melamed

10.3  Consulting Agreement between the Company and Professor Ofen


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Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



            Golden Hand Resources, Inc.

            Date: July 14, 2004

            /s/  Irit Arbel
            ------------------------------
            President